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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    MARCH 21, 2001
                                                 ------------------------------



                              PREVIEW SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                  770485517
(State or other jurisdiction of incorporation           (I.R.S. Employer
              or organization)                         Identification No.)

        1195 WEST FREMONT BOULEVARD
           SUNNYVALE, CALIFORNIA                              94087
   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 408-720-3500

       (Former name or former address, if changed since last report): N/A




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                              PREVIEW SYSTEMS, INC.
                                    FORM 8-K
                                      INDEX

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Item          Description                                                                          Page
----          -----------                                                                          ----


Item 5.       Other Events                                                                          2

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits                    2

              Signatures                                                                            3


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ITEM 5.  OTHER EVENTS

On March 21, 2001, Preview Systems, Inc., a commerce platform and services provider for the secure delivery of digital goods over the Internet, announced that its Chief Operating Officer (COO) and Chief Financial Officer (CFO), Mr. Brad Solso, has resigned effective immediately to pursue other interests. His responsibilities have been re-assigned within the company to Mr. Roger Rowe, the newly promoted CFO, and current Executive Vice President Mr. Murali Dharan.

As Chief Financial Officer, Roger Rowe will manage all financial and accounting functions for the company. He has served as Vice President, Corporate Controller for Preview Systems since joining the company in October 1999. Mr. Rowe has over 18 years of financial and operational management experience and is a Certified Public Accountant (CPA). Mr. Rowe will now report directly to Vincent Pluvinage, President and Chief Executive Officer.

Murali Dharan currently manages the marketing, business development and engineering functions for the company. He will now take on the additional responsibilities of sales, professional services, and human resources. Mr. Dharan, who has been with Preview Systems since March 2000, has broad executive management experience within the technology industry.

Further details are set forth in the press release attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


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(c) Exhibits


    99.1 Press release dated March 21, 2001 announcing the appointment of Roger Rowe as the new Chief Financial Officer.

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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 26, 2001                      PREVIEW SYSTEMS, INC.



                                            By: /s/ Roger Rowe
                                               ---------------------------
                                            Roger Rowe
                                            Vice President and Chief
                                            Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)






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